UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

WELLESLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35352	45-3219901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Worcester Street, Suite 300, Wellesley, Massachusetts 02481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 235-2550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	WEBK	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 1, 2020, Wellesley Bancorp, Inc. (“Wellesley” or the “Company”), the parent holding company of Wellesley Bank, completed the transactions contemplated by the Agreement and Plan of Merger, dated as of December 5, 2019 (the “Agreement”), by and among Wellesley, Wellesley Bank Cambridge Bancorp (“Cambridge”), and Cambridge Trust Company. On June 1, 2020, (i) Wellesley was merged with and into Cambridge, with Cambridge continuing as the surviving corporation (the “Merger”) (the effective time of the Merger, the “Effective Time”) and (ii) simultaneously with the Merger, Wellesley Bank was merged with and into Cambridge Trust Company, with Cambridge Trust Company continuing as the surviving bank (together with the Merger, the “Mergers”). The Mergers were described in the definitive proxy statement (File No. 001-35352) filed with the U.S. Securities and Exchange Commission (the “SEC”) on Schedule 14A on February 4, 2020 (the “Proxy Statement”).

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $0.01 per share, of Wellesley (“Wellesley Stock”) was converted into the right to receive 0.580 shares of common stock, par value $1.00 per share, of Cambridge, with cash paid in lieu of fractional shares (the “Merger Consideration”). Also at the Effective Time, each option to purchase Wellesley Stock was converted into the right to receive a cash payment equal to $32.42 less the option exercise price, if such amount was greater than zero.

The foregoing summary of the Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Annex A to the Proxy Statement and which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the Nasdaq Stock Market (“Nasdaq”) that the Merger was expected to close on June 1, 2020 and requested that trading in the Company common stock be suspended and that the Company common stock be withdrawn from quotation on Nasdaq as of close of business on May 29, 2020. Upon the consummation of the Merger and the final approval by Nasdaq, the Company common stock will no longer be traded on Nasdaq, and price quotations with respect to the Company common stock in the public market will no longer be available. The Company has also requested that Nasdaq file a notification of removal from listing of the Company common stock on Form 25 with the SEC.

The Company intends to file with the SEC a certification on Form 15 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), to request the termination of the registration of the Company common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as possible.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

As a result of the Merger, each share of the Company’s common stock was converted into the right to receive the Merger Consideration as set forth in the Agreement.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

Upon completion of the Merger, the Company merged with and into Cambridge, with Cambridge as the surviving corporation.

The information set forth in Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon completion of the Merger, the Company’s directors and executive officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Articles of Incorporation and the Bylaws of the Company ceased to be in effect by operation of law and the organizational documents of Cambridge became the Articles of Organization and Amended and Restated Bylaws of the surviving corporation in accordance with the terms of the Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 5, 2019, by and among Wellesley Bancorp, Inc., Cambridge Bancorp, Wellesley Bank and Cambridge Trust Company (incorporated herein by reference to Annex A to Wellesley Bancorp, Inc.’s Definitive Proxy Statement filed on Schedule 14A on February 4, 2020)

3.1	Certificate of Organization of Cambridge Bancorp (incorporated herein by reference to Exhibit 3.1 of the Form 8-K filed by Cambridge Bancorp with the SEC on June 19, 2018)

3.2	Amended and Restated Bylaws of Cambridge Bancorp (incorporated herein by reference to Exhibit 3.2 of Amendment No. 2 of the Registration Statement File No. 1-38184 on Form 10 filed with the SEC by Cambridge Bancorp on October 4, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBRIDGE BANCORP
As successor by merger to Wellesley Bancorp, Inc.

Date: June 1, 2020	By:	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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